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                   USAA TAX EXEMPT FUND, INC.
     Long-Term Fund                 Intermediate-Term Fund
     Short-Term Fund                Tax Exempt Money Market Fund
     California Bond Fund           California Money Market Fund
     New York Bond Fund             New York Money Market Fund
     Virginia Bond Fund             Virginia Money Market Fund

                SUPPLEMENT DATED JANUARY 2, 1996
          TO THE STATEMENTS OF ADDITIONAL INFORMATION
      DATED AUGUST 1, 1995 AS SUPPLEMENTED DECEMBER 1, 1995



     Effective January 1, 1996, M. Staser Holcomb replaced Hansford T. Johnson as Director and Chairman of the Board of Directors and C. Dale Briscoe retired from the Board of Directors. The paragraph under the caption "Directors and Officers of the Company" relating to Hansford T. Johnson is replaced with the following information:

M. Staser Holcomb 1, 2
Director and Chairman of the Board of Directors
Age: 63

President, Chief Executive Officer, Director and Vice Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/96-present); Executive Vice President, Chief Information Officer, United Services Automobile Association (USAA) (2/94-12/95); Executive Vice President, Chief Financial Officer, USAA and President, Director and Vice Chairman of the Board of Directors, USAA Capital Corporation (9/91-1/94); and Executive Vice President, Property & Casualty Operations, USAA (1/90-8/91). Mr. Holcomb also will serve as a Trustee and Chairman of the Boards of Trustees of USAA Investment Trust and USAA State Tax-Free Trust and as a Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Mutual Fund, Inc., USAA Shareholder Account Services, USAA Federal Savings Bank and USAA Real Estate Company.

     Also effective January 1, 1996, Bradford W. Rich, Senior
Vice President, General Counsel and Secretary, USAA, replaced
William McCrae as a Director of USAA IMCO.

27810-0196